*********************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                             April 26, 1999
************************************************************************************************************************************
************************************************************************************************************************************
COLLECTIONS:                                                                                         For Month of:
                                                                                                     March , 1999
************************************************************************************************************************************
Principal Collections: Total Pool                                                                    $508,337,222.04

Interest Collections
         Regular Pool                                                                                  $3,433,387.15
         Concentration Pool                                                                              $420,580.89
              ==============================                                                         ===============
              Interest Collections: Total Pool                                                         $3,853,968.04

Investment Proceeds
         Regular Pool                                                                                          $0.00
         Concentration Pool                                                                                    $0.00
              ==============================                                                         ===============
               Total Investment Proceeds:  Total Pool                                                          $0.00

Series 1996-1: Yield Supplement Deposit Amount                                                                 $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                    Calculated as of
              month using recalculated prior month ending balances.)                                 February 28, 1999
************************************************************************************************************************************
Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    65.55%
              Series 1996-1                                                                                     0.00%
              Series 1996-2                                                                                    34.45%
         Concentration Pool
              Series 1995-1                                                                                   100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    56.11%
              Series 1996-1                                                                                     0.00%
              Series 1996-2                                                                                    29.49%
         Concentration Pool
              Series 1995-1                                                                                     0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    na
              Series 1996-1                                                                                    na
              Series 1996-2                                                                                    na
         Concentration Pool
              Series 1995-1                                                                                    na

Excess Transferor Percentage
         Regular Pool                                                                                           9.26%
         Concentration Pool                                                                                   100.00%
************************************************************************************************************************************


************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                                                        As of last day of:
                                                                                                     March , 1999
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                                                      $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                       $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1994-1 Principal Distributed to Investors                                                               $0.00
Series 1994-1 Principal Funding Account Balance                                                                $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1994-1 Invested Amount                                                                        $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                          $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                         $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1995-1 Principal Distributed to Investors                                                               $0.00
Series 1995-1 Principal Funding Account Balance                                                                $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1995-1 Invested Amount                                                                                  $0.00
Series 1995-1 outstanding Principal Balance                                                                    $0.00

Series 1996-1 Initial Funded Amount                                                                   $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                    $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                $50,000,000.00
Series 1996-1 Funded Amount                                                                                    $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1996-1 Principal Distributed to Investors                                                               $0.00
Series 1996-1 Principal Funding Account Balance                                                                $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1996-1 Invested Amount                                                                                  $0.00
Series 1996-1 outstanding Principal Balance                                                                    $0.00

Series 1996-2 Initial Principal Amount: Class A                                                      $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                        $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1996-2 Principal Distributed to Investors                                                               $0.00
Series 1996-2 Principal Funding Account Balance                                                                $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                                $0.00
Series 1996-2 Invested Amount                                                                        $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                          $175,000,000.00
************************************************************************************************************************************


************************************************************************************************************************************
POOL FACTOR FOR THE CERTIFICATES                                                                     As of:
                                                                                                     March 31, 1999
************************************************************************************************************************************
Series 1994-1: Class A                                                                                          1.00000000
Series 1994-1: Class B                                                                                          1.00000000
Series 1996-2: Class A                                                                                          1.00000000
Series 1996-2: Class B                                                                                          1.00000000
************************************************************************************************************************************






************************************************************************************************************************************
POOL BALANCE:                                                                                        For Month of:
                                                                                                     March , 1999
************************************************************************************************************************************
Pool Balance, beginning of month
         Regular Pool                                                                                $593,494,630.83
         Concentration Pool                                                                           $66,793,748.93
              ==============================                                                         ===============
              Total Pool                                                                             $660,288,379.76

Pool Balance, end of month
         Regular Pool                                                                                $596,022,474.55
         Concentration Pool                                                                           $77,552,432.24
              ==============================                                                         ===============
              Total Pool                                                                             $673,574,906.79

Pool Balance, average
         Regular Pool                                                                                $580,654,245.50
         Concentration Pool                                                                           $72,889,511.89
              ==============================                                                         ===============
              Total Pool                                                                             $653,543,757.39
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                                                           As of:
                                                                                                     April 26, 1999
************************************************************************************************************************************
Principal Distributions to Investors
              Series 1994-1: Class A                                                                           $0.00
              Series 1994-1: Class B                                                                           $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                           $0.00
              Series 1996-2: Class B                                                                           $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                   $1,447,985.56
              Series 1994-1: Class B                                                                      $75,502.22
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                     $756,169.44
              Series 1996-2: Class B                                                                      $34,725.00

Regular Pool Transferors Interest                                                                        $318,075.49

Interest Shortfall
              Series 1994-1: Class A                                                                           $0.00
              Series 1994-1: Class B                                                                           $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                           $0.00
              Series 1996-2: Class B                                                                           $0.00

Servicing Fee
              Series 1994-1                                                                              $277,500.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                              $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                                                   As of:
                                                                                                     April 26, 1999
************************************************************************************************************************************
Investor Default Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Carry Over Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Amount Distributed not including Excess Distribution to Transferor                                     $3,055,791.04

Unreimbursed Charge-off Amounts                                                                                $0.00

Non-use Fee (Series 1996-1)                                                                                $4,444.44
Increased Cost Amounts (Series 1996-1)                                                                         $0.00

Previously waived servicing fee
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Excess Distributed to Transferor                                                                         $373,151.67

Total Distributed                                                                                      $3,433,387.15

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                            $4.56777778
              Series 1994-1 Class B                                                                            $4.71888889
              Series 1996-1                                                                                    $0.00000000
              Series 1996-2 Class A                                                                            $4.51444444
              Series 1996-2 Class B                                                                            $4.63000000
************************************************************************************************************************************

************************************************************************************************************************************
RESERVE FUNDS                                                                                        As of:
                                                                                                     April 26, 1999
************************************************************************************************************************************
Series 1994-1
              Balance                                                                                  $1,665,000.00
              Deficiency Amount                                                                                $0.00

Series 1995-1
              Balance                                                                                          $0.00
              Deficiency Amount                                                                                $0.00

Series 1996-1
              Balance                                                                                    $250,000.00
              Deficiency Amount                                                                                $0.00

Series 1996-2
              Balance                                                                                    $875,000.00
              Deficiency Amount                                                                                $0.00
************************************************************************************************************************************


************************************************************************************************************************************
CHARGE OFFS                                                                                          As of:
                                                                                                     March 31, 1999
************************************************************************************************************************************
Defaulted Receivables                                                                                  $2,020,000.00
Investor Default Amount                                                                                        $0.00
Deficiency Amount                                                                                              $0.00
Draw Amount                                                                                                    $0.00
Investor Charge-Off's                                                                                          $0.00
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                             As of:
                                                                                                     March 31, 1999
************************************************************************************************************************************
Required Subordinated Amount
              Series 1994-1                                                                           $21,911,442.66
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $8,600,721.10

Available Subordinated Amount
              Series 1994-1                                                                           $21,911,442.66
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $8,600,721.10
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS RECEIVABLES                                                                                   As of:
              To be used in the following month's computations.                                      March 31, 1999
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
              Used Vehicles                                                                          $106,997,365.20
              Finance Hold Receivables                                                                 $3,387,579.97
              Auction Advantage Program                                                                        $0.00
              Delayed Payment Program                                                                    $332,262.00
              Payment Agreements                                                                         $130,682.70

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                          $235,751,217.38
              Finance Hold Receivables                                                                         $0.00
              Auction Advantage Program                                                               $33,678,745.34
              Delayed Payment Program                                                                 $13,471,498.14
              Payment Agreements                                                                         $500,000.00

Total unallocated Excess Receivables                                                                   $3,387,579.97

Allocated Excess Receivables
              Series 1994-1                                                                            $2,232,616.04
              Series 1995-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $1,154,963.93
************************************************************************************************************************************

************************************************************************************************************************************
DELINQUENCIES                                                                                        As of:
                                                                                                     March 31, 1999
************************************************************************************************************************************
30 Day Delinquencies in excess of $1,000                                                               $1,147,629.54
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS FUNDING ACCOUNT BALANCES                                                                      As of:
                                                                                                     March 31, 1999
************************************************************************************************************************************
Series 1994-1
              Outstanding Principal Balance                                                          $333,000,000.00
              Regular Pool Balance                                                                   $596,022,474.55
              Subordination Percentage                                                                          5.50%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                     65.55118110%
              Excess Funding Amount                                                                            $0.00

Series 1995-1
              Outstanding Principal Balance                                                                    $0.00
              Concentration Pool Balance                                                              $77,552,432.24
              Subordination Percentage                                                                          9.25%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                    100.000000%
              Excess Funding Amount                                                                            $0.00

Series 1996-1
              outstanding Principal Balance                                                                    $0.00
              Regular Pool Balance                                                                   $596,022,474.55
              Subordination Percentage                                                                         10.00%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                      0.00000000%
              Excess Funding Amount                                                                            $0.00

Series 1996-2
              outstanding Principal Balance                                                          $175,000,000.00
              Regular Pool Balance                                                                   $596,022,474.55
              Subordination Percentage                                                                          4.00%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                     34.44881890%
              Excess Funding Amount                                                                            $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ASSET COMPOSITION EVENTS:                                                                            For Month of:
                                                                                                     March 25, 1999
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                                                     0.00%
              Test Value                                                                                       50.00%
              Event                                                                                          none

Total Pool: 12 month test                                                                                       0.00%
              Test Value                                                                                       25.00%
              Event                                                                                          none

Series 1995-1: 2 month test                                                                                  n/a
              Test Value                                                                                     n/a
              Event                                                                                          n/a

Series 1995-1: 12 month test                                                                                 n/a
              Test Value                                                                                     n/a
              Event                                                                                          n/a
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                                                         For Month of:
                                                                                                     March , 1999
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                                0.00
              Class IV Receivables                                                                              0.00
              Unreviewed Receivables                                                                            0.00
              Rejected Receivables                                                                              0.00

ISA Percentage
               Excess Receivables                                                                             100%
               Class IV Receivables                                                                            25%
               Unreviewed Receivables                                                                          25%
               Rejected Receivables                                                                           100%

Incremental Subordinated Amount: Total                                                                          0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                                  0.00
              + Incremental Subordinated Amount                                                                 0.00
                                                                                                                0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                       0.00
               - Required Draw Amount (previous DD)                                                             0.00
               - Reserve Fund w/d (on previous DD)                                                              0.00
               + portion of Excess Interest to Transferor (previous DD)                                   343,230.83
               - Incremental Subordination Amount (previous DD)                                                 0.00
               + Incremental Subordination Amount (current DD)                                                  0.00
               - Subord % of change in EFA (since previous DD)                                                  0.00
              Ending ASA:                                                                                       0.00

(4) Reserve Fund Balance                                                                                        0.00
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                             For Month of:
                                                                                                     March , 1999
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                                                     n/a
               Required Subordinated Amount (RSA)                                                           n/a
               Test Event: ASA less than  RSA                                                               n/a

(2) Servicer Default                                                                                        None

(3) Principal not Repaid by Expected Final Pmt Date                                                         None
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                                                        For Month of:
                                                                                                     March , 1999
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables: group 58                                           $25,312,115.02
Test Value                                                                                             23,265,729.67
************************************************************************************************************************************


************************************************************************************************************************************
CONCENTRATION POOL DISTRIBUTIONS                                                                     As of
                                                                                                     April 26, 1999
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                                                     420,580.89
Monthly Interest to Investors                                                                                   0.00
Interest Shortfall                                                                                              0.00
Monthly Servicing Fee (1%)                                                                                      0.00
Reserve Fund Deposit Amount                                                                                     0.00
Investor Default Amount                                                                                         0.00
Carry-Over Amount                                                                                               0.00
Amount Distributed                                                                                              0.00
Unreimbursed  Charge-off Amounts                                                                                0.00
Previously waived Servicing Fee                                                                                 0.00
Excess Interest Distributed to Transferor                                                                                          -
              Total Distributed                                                                           420,580.89

Total Distributed to WOFCO                                                                                420,580.89

Charge-offs:
              Defaulted Receivables                                                                             0.00
              Investor Default Amount                                                                           0.00
              Deficiency Amount                                                                                 0.00
              Draw Amount                                                                                       0.00
              Investor Charge-Offs                                                                              0.00
************************************************************************************************************************************
